SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement    [    ]  Confidential,  For Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting  Material  Pursuant to Rule  14a-11(c)
         or Rule 14a-12


                           HIGHLANDS BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)      Title of each class of securities to which transaction applies

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       (2)      Aggregate number of securities to which transaction applies:

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       (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4)      Proposed maximum aggregate value of transaction:

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       (5)      Total fee paid:

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[   ]  Fee paid previously with preliminary materials.

                ----------------------------------------------------------------
[   ]  Check box if any part of the fee is offset as  provided  by  Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)      Amount previously paid:

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       (2)      Form, Schedule or Registration Statement no.:

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       (3)      Filing Party:

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       (4)      Date Filed:

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

                           HIGHLANDS BANKSHARES, INC.
                              340 West Main Street
                            Abingdon, Virginia 24210




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 14, 1997



NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Highlands Bankshares, Inc. (the "Corporation") will be held at the Southwest Virginia 4-H Education Center, 25236 Hillman Highway, Abingdon, Virginia on May 14, 1997 at 7:00 p.m., for the following purposes:

         (1) To elect nine directors for a term of one year or until their respective successors are elected and qualified;

         (2) To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         The Board of Directors has fixed the close of business on March 15, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Robert M. Little, Jr.

                                            Robert M. Little, Jr.
                                            Secretary

Abingdon, Virginia
April 7, 1997



-------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

-------------------------------------------------------------------------------

                           HIGHLANDS BANKSHARES, INC.

                                 ---------------

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 14, 1997


                               GENERAL INFORMATION

     This Proxy Statement is furnished to holders of common stock, $2.50 par value per share ("Common Stock"), of Highlands Bankshares, Inc. (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Corporation to be used at the Annual Meeting of Stockholders to be held on May 14, 1997 at 7:00 p.m. at the Southwest Virginia 4-H Education Center, Inc., 25236 Hillman Highway, Abingdon, Virginia and any adjournment thereof (the "Annual Meeting").

         The principal executive offices of the Corporation are located at 340 West Main Street, Abingdon, Virginia. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Stockholders (which is not part of the Corporation's soliciting materials) are being mailed to the Corporation's stockholders is April 7, 1997.

Voting and Revocability of Proxy

         The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Corporation (Robert M. Little, Jr., Secretary, Highlands Bankshares, Inc., 340 West Main Street, Abingdon, Virginia 24210), (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Persons Making the Solicitations

         The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies in person or by telephone.

Voting Securities

         Only stockholders of record at the close of business on March 15, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 1,227,838 shares of Common Stock of the Corporation issued and outstanding and 937 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. The Corporation had no other class of voting securities outstanding at the Record Date.

In the election of Directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a Director.

                              ELECTION OF DIRECTORS

The Nominees

         Nine (9) Directors are to be elected at the Annual Meeting to serve until the next Annual Meeting, and until the election and qualification of their respective successors.

         The following table sets forth the names, ages and business experience of nominees for election to the Board of Directors as well as the date each was first elected to the Board of Directors of the Corporation or previously to the Board of Directors of the Bank. Unless otherwise indicated, the business experience shown for each nominee has extended five or more years.


NAME AND AGE                                            NAME AND AGE
 AND YEAR                                                 AND YEAR
 BECAME                         PRINCIPAL                  BECAME                     PRINCIPAL
 DIRECTOR                      OCCUPATION                 DIRECTOR                   OCCUPATION
 --------                      ----------                 --------                   ----------


William E. Chaffin          Computer                  Verne D. Kendrick           Private Investor
Age 47                      Consultant                Age 76
Director since                                        Director since
March, 1991                                           September, 1983

Clydes B. Kiser             President of Kiser        J. Carter Lambert           Private Investor
Age 59                      Furniture, a furniture    Age 71
Director since              retailer                  Director since
March, 1988                                           August, 1983

James D. Moore, Jr.         Physician; President      James D. Morefield          Attorney in private
Age 51                      of the Corporation;       Age 47                      practice; Chairman
Director since              President of the Bank     Director since              of the Corporation
August, 1983                                          August, 1983                and the Bank

Charles P. Olinger          CEO of Settlers Life      William J. Singleton        Private Investor
Age 47                      Insurance Company         Age 71
Director since                                        Director since
March, 1988                                           November, 1991

H. Ramsey White Jr.         Dentist in private
Age 51                      practice
Director since July,
1983





Election of Directors

         Unless authority is withheld in the proxy, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees listed above. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. All of the nominees listed above have consented to be nominated and to serve if elected, and at this time, the Board of Directors knows no reason why any of the nominees listed above may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may promptly come before the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as of March 15, 1997 regarding the beneficial ownership of the Corporation's Common Stock by (i) beneficial owners of more than 5% of the outstanding shares of the Corporation's Common Stock (all of whom are Directors of the Corporation), (ii) all Directors and nominees, (iii) its Chief Executive Officer, and (iv) all Directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

                                                     Common Stock
Name                                                 Beneficially Owned            Percent of Class
----                                                 ------------------            ----------------
Directors
   William E. Chaffin (1)                              10,850                                *
   Verne D. Kendrick (2)                               76,330                             6.22%
       P.O. Box 310
       Meadowview, VA  24361
    Clydes B. Kiser (3)                                11,310                                *
   J. Carter Lambert (4)                               30,978                             2.52%
   James D. Moore, Jr. (5)                            121,783                             9.92%
       P.O. Box 1192
       Abingdon, VA  24212
   James D. Morefield (6)                              85,237                             6.94%
       211 High Street
       Abingdon, VA  24210
   Charles P. Olinger (7)                               6,522                                *
   William Singleton (8)                               14,876                             1.21%
   H. Ramsey White, Jr. (9)                            23,944                             1.95%
        Total Directors                               381,830                            28.76%
Named Executives
     Samuel L. Neese (10)                              17,150                             1.40%
The chief executive officer and directors as a
group (10 persons) (11)                               398,980                            32.49%

---------------
*Indicated holdings amount to less than 1% of the issued and outstanding Common Stock.

(1) Includes 3,850 options to purchase the Corporation's Common Stock that may be exercised immediately. All shares are held directly by Mr. Chaffin.

(2) Includes 900 options to purchase the Corporation's Common Stock that may be exercised immediately. Also includes indirect ownership of 31,500 shares held solely in Mrs. Kendrick's name.

(3) Includes 1,900 options to purchase the Corporation's Common Stock that may be exercised immediately. Also includes indirect ownership of 3,790 shares held solely in Mrs. Kiser's name.

(4) Includes 900 options to purchase the Corporation's Common Stock that may be exercised immediately. Also includes 1,060 shares held by Mrs. Lambert in a custodial relationship.

(5) Includes 8,350 options to purchase the Corporation's Common Stock that may be exercised immediately. Also includes 63,940 shares held by Glover and Moore Profit Sharing Plan for which Dr. Moore is trustee; indirect ownership of 15,332 shares held by Dr. Moore in a custodial relationship; indirect ownership of 450 shares held solely in Dr. Moore's children's names; and indirect ownership of 7,666 shares held solely in Mrs. Moore's name.

(6) Includes 1,700 options to purchase the Corporation's Common Stock that may be exercised immediately. Also includes indirect ownership of 8,022 shares held by Mrs. Morefield in a custodial relationship; 14,907 shares held solely in Mrs. Morefield's name; and 7,220 shares held solely in Mr. Morefield's daughter's name.

(7) Includes 3,650 options to purchase the Corporation's Common Stock that may be exercised immediately.

(8) Includes 900 options to purchase the Corporation's Common Stock that may be exercised immediately.

(9) Includes 8,350 options to purchase the Corporation's Common Stock that may be exercised immediately. Also indirect ownership of 600 shares held by Dr. White in a custodial relationship; 2,670 shares held by Mrs. White in a self-directed IRA.

(10) Includes 11,100 options to purchase the Corporation's Common Stock that may be exercised immediately

(11) All shares, except as noted above, are individually held or held jointly with spouses or children, or in an Individual Retirement Account

                   THE BOARD OF DIRECTORS AND IT'S COMMITTEES

         Meetings of the Board of Directors of the Corporation are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Stockholders. The Board of Directors of the Corporation held twelve meetings in the year ended December 31, 1996. No director attended fewer than 75 percent of the total number of meetings of the Board of Directors. There were no committee meetings of the Corporation for 1996.

         The Board of Directors of the Bank met 12 times during 1996. No director attended fewer than 75 percent of the total number of meetings of the Board of Directors and of the total number of meetings held by all committees of the Board of Directors on which he served.

         The Board of Directors of the Corporation has an Audit Committee and a Compensation Committee, but does not have a nominating committee. These committees were previously committees of the Board of Directors of the Bank and have the same members and the same functions as when they were committees of the Board of Directors of the Bank.

         The Audit Committee consists of Messrs. Kendrick, Lambert, Olinger, White, Chaffin, and Singleton. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the establishment, and the assurance of the adherence to, a system of internal controls. It reviews and accepts the reports of the Corporation's independent auditors and federal and state examiners. The Audit Committee of the Board of Directors of the Bank met 3 times during the year ended December 31, 1996.

         The Compensation Committee consists of Messrs. Kiser, Lambert, Morefield, Olinger, and White. The Committee is responsible for the oversight of the compensation paid to employees and officers of the Bank. It reviews and recommends salary adjustments for the Bank. The Compensation Committee meets semi-annually.

         Under the Corporation's Bylaws, notice of a proposed nomination meeting certain specified requirements must be received by the Corporation not less than 60 nor more than 90 days prior to any meeting of stockholders called for the election of directors, provided in each case that if fewer than 70 days' notice of the meeting is given to stockholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

         The Bylaws of the Corporation require that the stockholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Corporation which are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Bylaws of the Corporation further require that the stockholder's notice set forth as to the stockholder giving the notice (i) the name and address of such stockholder and (ii) the class and amount of such stockholder's beneficial ownership of the Corporation's capital stock. If the information supplied by stockholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such stockholder's nomination should not be brought before the Annual Meeting and that such nominee shall not be eligible for election as a director of the Corporation..

Executive Officers Who Are Not Directors

         Samuel L. Neese (Age 46) was appointed Executive Vice President and Chief Executive Officer of the Corporation in 1995 and Executive Vice President and Chief Executive Officer of the Bank in 1991. He was first appointed as a bank officer to the position of Vice President and Senior Loan Officer in January, 1988. Prior to January, 1988, he was associated with a Washington County bank for fifteen years.

         James T. Riffe (Age 43) was appointed Executive Vice President and Cashier of the Corporation in 1995 and Executive Vice President and Cashier of the Bank in 1991. His first officer position with the Bank was as Vice President and Cashier, to which he was appointed in 1986. He has been associated with various banks since 1975, including serving as vice president of a bank in Botetourt County, Virginia from 1981 to 1986.

Compliance With Filing Requirements Under the Securities Exchange Act of 1934

         The Exchange Act requires the Corporation's Directors and executive officers, and any persons owning more than 10% of a class of the Corporation's stock, to file certain reports of ownership and changes in ownership with the SEC. The reporting requirements are complex, and the following filings were made late: On May 24, 1996, J.D. Morefield sold to Samuel L. Neese 2,000 shares and James T. Riffe 1,000 shares. The sale should have been reported on or before June 10, 1996 by J.D. Morefield, Samuel L. Neese, and James T. Riffe. The sale was reported in a timely manner by J.D. Morefield and filed late on December 23, 1996 by Samuel L. Neese and James T. Riffe.


                                  REMUNERATION

Summary of Cash and Certain Other Compensation

         The following table show, for the fiscal years ended December 31, 1996, 1995 and 1994, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Corporation in all capacities in which he served. The Chief Executive
Officer  of  the  Corporation  does  not  receive  any  compensation   from  the
Corporation:

                           SUMMARY COMPENSATION TABLE

                                          Annual Compensation                   Long-Term
                                                                               Compensation

                                                                       Securities       All Other
                                                                       Underlying       Compensation
Name and Principal Position         Year    Salary($)      Bonus($)    Options          ($) (a)
---------------------------         ----    ---------      --------    -------          -------

Samuel L. Neese, Executive          1996    90,000           3,000        800           6,127
Vice President and Chief            1995    81,800           4,650        200           6,364
Executive Officer                   1994    72,800           4,867        650           6,719

---------------
(a) Consists of annual amounts funded by the Bank for the benefit of Mr. Neese under its non-integrated profit sharing plan.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                       Individual Grants (a)
                                   ------------------------------------------------------------------
                                                                                                       Potential Realizable
                              Number of                 Percent of                                        Value at Assumed
                              Securities               Total Options/                                  Annual Rates of Stock
                              Underlying                   SARs                                        Price Appreciation for
                               Options/                 Granted to         Exercise                          Option Term
                                 SARS                   Employee in          Price        Expiration
       Name                   Granted (#)              Fiscal Year(b)      ($/Share)         Date         5%($)       10%($)
       ----                   -----------              --------------      ---------         ----         -----       ------
Samuel L. Neese, Exec.            800                       6.20%            $15.00        01/31/2005     $15,376     $31,576
Vice Pres. and
Chief Exec. Officer

---------------
(a) Stock options were awarded at $15.00 per share and may be exercised immediately.

(b) Options to purchase 800 shares of Common Stock were granted to the chief executive officer of the Corporation during the fiscal year ended December 31, 1996.


Option Exercises and Holdings

         All options held by the Chief Executive Officer at December 31, 1996 can be exercised immediately. The following table sets forth information with respect to exercised and unexercised options held by such officer as of the end of the fiscal year:

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUE

                                                        Number of Securities
                                                             Underlying                 Value of Unexercised
                         Shares                              Unexercised                    in-the-Money
                         Acquired on        Value          Options/SARs at                 Options/SARs at
Name                     Exercise(#)     Realized($)       Fiscal Year End(#)          Fiscal Year End ($)(a)
----                     -----------     -----------       ------------------          ----------------------
Samuel L. Neese,            -0-             N/A                  9,600                         $140,953
Executive Vice
President and Chief
Executive Officer


(a) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between the fair market value of the Common Stock of the Corporation underlying the options on December 31, 1996, $21.00 per share, and the exercise price of the options. The Corporation's Common Stock is not actively traded, and thus fair market value reflects the good faith determination by management based on information received from purchasers and sellers of such stock.


Director's Compensation

         Directors of the Corporation receive options to purchase the Corporation's Common Stock, as determined by the Board of Directors, for their services. Directors of the Corporation also received fees of $2,600.00 each for their services for the year ended December 31, 1996.

         During 1996, Directors of the Corporation and directors of the Bank, excluding Chairman Morefield who did not receive any options during 1996, received 900 options each for the Corporation's Common Stock for their services.


                              CERTAIN TRANSACTIONS

         Some of the Directors and officers of the Corporation and some of the corporations and firms with which these individuals are associated are also customers of the Corporation in the ordinary course of business, or are indebted to the Corporation with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Corporation on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Corporation transactions with unaffiliated persons. No such loan as of December 31, 1996 was non-accruing, past due or restructured. At December 31, 1996, the aggregate amounts of loans outstanding to all directors and officers of the Corporation and members of their immediate families were approximately $5,540,790, representing 37.9% of the total equity of the Corporation.

         Management is not aware of any arrangements which may at a subsequent date result in a change in control of the Corporation.

         Management of the Corporation is not aware of any material proceedings to which any Director, officer or affiliate of the Corporation, any owner of record or beneficial owner of more than five percent of the Corporation's Common Stock, or any associate of any such Director, officer affiliate of the Corporation, or stockholder is a party adverse to the Corporation or has a material interest adverse to the Corporation.

                                    AUDITORS

         The Board of Directors has appointed Brown, Edwards & Company, LLP to perform the audit of the Corporation's financial statements for the year ending December 31, 1996. Brown, Edwards & Company, LLP has acted as the Corporation's auditors for 1996 and as the Bank's auditors for the past eleven years and has reported on financial statements during those periods. Representatives from Brown, Edwards & Company, LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.


                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have presented at the next Annual Meeting of Stockholders, to be held on or about May 13, 1998, must be received by the Corporation no later than 60 days before such date. Any proposal which a stockholder wishes to have included in the Proxy Statement and form of proxy relating to the next Annual Meeting of Stockholders must be received by the Corporation no later than November 28, 1997. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent the Secretary of the Corporation by certified mail, return receipt requested.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Bank's Annual Report to Stockholders for the year ended December 31, 1996 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of the Corporation at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO , ON THE RECORD DATE, WAS RECORD OWNER OF THE CORPORATION'S COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, THE CORPORATION WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AND THE EXHIIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT M. LITTLE, JR., SECRETARY, HIGHLANDS BANKSHARES, INC., 340 WEST MAIN STREET, ABINGDON, VIRGINIA 24210. THE FORM 10-K IS NOT PART OF THE PROXY SOLITICATION MATERIALS.



                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                           HIGHLANDS BANKSHARES, INC.

                 340 West Main Street, Abingdon, Virginia 24210

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby constitutes J.D. Morefield, William E. Chaffin and Clydes B. Kiser or any of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Highlands Bankshares, Inc. (the "Corporation") held of record by the undersigned on March 15, 1997, at the Annual Meeting of Stockholders to be held at the Southwest Virginia 4-H Education Center, Inc. at 25236 Hillman Highway, Abingdon, Virginia on May 14, 1997, at 7:00 p.m., or any adjournment thereof, for the following purposes:

1. Election of Directors         [   ]  FOR all nominees listed below               [   ]  WITHHOLD AUTHORITY to vote for
                                        (except as marked to the contrary)                 all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name on the line below)

William E. Chaffin          V.D. Kendrick               Clydes B. Kiser
J. Carter Lambert           James D. Moore, Jr.         J.D. Morefield
Charles P. Olinger          William J. Singleton        H. Ramsey White, Jr.


--------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

             (Continued and to be signed and dated on the reverse side and returned promptly in the enclosed envelope.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1.

          Please sign name exactly as it appears on the stock certificate. All owners should sign. Fiduciaries should give full title.



                                   --------------------------------------------
                                                   Signature


                                   --------------------------------------------
                                                     Date


                                   --------------------------------------------
                                                   Signature


                                   --------------------------------------------
                                                     Date



                                    I plan_________, do not plan____________, to
                                    attend the 1997 Annual Meeting.

                                    PLEASE MARK, SIGN, DATE AND RETURN
                                    THIS PROXY SHEET PROMPTLY.